Exhibit (a)(1)(W)

Sign In Page:

CardinalHealth

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome to your Option Exchange Program website!

Please enter your login Id and Password.

If you have misplaced or did not receive your password, please click here

Login Id:

Password

(Case Sensitive)

ENTER

Forgot Password:

CardinalHealth

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

To reset your account and/or generate a new temporary password, please enter your Login ID and Original Password below and submit. A temporary password will be sent to your email address. Once you enter the site with new password you will be able to customize a new password.

Enter Login ID

Enter Original Password

submit

Return to Sign-in Page

Change Password:

CardinalHealth

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: Generic user Home Logout

To change your password, enter your Login Id, old (or temporary) password, new password and re-enter your new password and then click on the “Update” button. The password has a maximum limit of 10 characters and it can be a combination of letters and/or digits only.

Enter Login Id:

Enter Old Password:

Enter New Password:

Re-enter New Password:

Update

Home Page:

Welcome - Windows Internet Explorer

https://cardinalhealth.equitybenefits.com/WebSite/Screens/Welcome.aspx

File Edit View Favorites Tools Help

Welcome

CardinalHealth

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: GENERIC USER

Home Logout

Welcome to the Cardinal Health, Inc. Stock Option Exchange Offer website.

Cardinal Health Inc., by an Offer to Exchange Certain Outstanding Stock Options for New Stock Options ("Offer to Exchange"), is offering Eligible Employees the opportunity to exchange Eligible Options for New Options covering a lesser number of Cardinal Health, Inc. common shares. The Offer will remain open until 11:59 p.m., Eastern Time, on July 17, 2009 (or, if we extend the Offer, a later date that we will specify).

The terms and conditions of the Offer are provided in the Offer to Exchange which is linked below under "Learn" and on the Election pages of this website. Capitalized words are defined in the Offer to Exchange. Before proceeding, you are encouraged to carefully read the Offer to Exchange document and the related documents by clicking on the links below. You should carefully read the program information provided to you in these website links, and you are encouraged to consult your own outside tax, financial and legal advisors before you make any decision whether to participate in the Offer. No one from Cardinal Health, Inc., Stock & Option Solutions, or any other entity is, or will be, authorized to provide advice, recommendations or additional information in this regard.

Learn

Click on any of the links below to learn more.

- Offer to Exchange
- Criteria for Eligible Options
- FAQs
- Employee Presentation Materials
- Employee Presentation Webcast
- Information for Eligible Employees outside the U.S.
- Form of Option Grant Agreement (U.S.)
- Form of Option Grant Agreement (non-U.S.)
- 2005 Long-Term Incentive Plan

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Make My Election

You have 29 days left to elect whether to keep your Eligible Options or exchange some or all of them for New Options.

Make/Change My Election

Need Help?

Contact the stock plan services group at 1-800-936-5340 in the U.S. & Canada or at 1-614-808-1620 from outside the U.S. & Canada or email StockOptionExchangeProgram@cardinalhealth.com

Change Your Password

Done Internet 100%

CardinalHealth

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: GENERIC USER

Home

Logout

Welcome to the Cardinal Health, Inc. Stock Option Exchange Offer website.

Cardinal Health Inc., by an Offer to Exchange Certain Outstanding Stock Options for New Stock Options (“Offer to Exchange”), is offering Eligible Employees the opportunity to exchange Eligible Options for New Options covering a leaser number of Cardinal Health, Inc. common shares. The Offer will remain open until 11:59 p.m., Eastern Time, on July 17, 2009 (or, if we extend the Offer, a later date that we will specify).

The terms and conditions of the Offer are provided in the Offer to Exchange which is linked below under “learn” and on the Election pages of this website. Capitalized words are defined in the Offer to Exchange. Before proceeding, you are encouraged to carefully read the Offer to Exchange document and the related documents by clicking on the links below. You should carefully read the program information provided to you in these website links, and you are encouraged to consult your own outside tax, financial and legal advisors before you make any decision whether to participate in the Offer. No one from Cardinal Health, Inc., Stock & Option Solutions, or any other entity is, or will be, authorized to provide advice, recommendations or additional information in this regard.

Learn

Click on any of the links below to learn more.

Offer to Exchange

Criteria for Eligible Options

FAQs

Employee Presentation materials

Employee Presentations Webcast

Information for Eligible Employees outside the U.S.

Form of Option Grant Agreement (U.S.)

Form of Option Grant Agreement (non-U.S.)

2005 Long-Term Incentive Plan

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Make My Election

You have 29 days left to elect whether to keep your Eligible Options or Exchange some or all of them for New Options.

Make/change My Election

Need Help?

Contact the stock plan services group at 1-800-936-5340 in the U.S. & Canada or at 1-614-808-12620 from outside the U.S. & Canada or email

StockOptionsExchangeProgram@cardinalhealth.com

Change Your Password

Home Page (Revisit after making election):

Cardinal Health

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: GENERIC USER

Home

Logout

Welcome to the cardinal Health, Inc. Stock Option Exchange Offer website.

Cardinal Health Inc., by an offer to Exchange Certain Outstanding Stock Options for New Stock Options (“Offer to Exchange”), is offering Eligible employees the opportunity to exchange Eligible Options for New Options covering a lesser number of cardinal Health, Inc. common shares. The offer will remain open until 11:59 p.m., Eastern Time, on July 17, 2009 (or, if we extend the offer, a later date that we will specify).

The terms and conditions of the Offer are provided in the Offer to Exchange which is linked below under “Learn” and on the Election pages of this website. Capitalized words are defined in the Offer to Exchange. Before proceeding, you are encouraged to carefully read the Offer to Exchange document and the related documents by clicking on the links below. You should carefully read the program information provided to you in these website links, and you are encouraged to consult your own outside tax, financial and legal advisors before you make any decision whether to participate in the offer. No one from Cardinal Health, Inc., Stock & Option Solutions, or any other entity is, or will be, authorized to provide advice, recommendations or additional information in this regard.

Learn

Click on any of the links below to learn more.

Offer to exchange

Criteria for Eligible options

FAQs

Employee presentation Materials

Employee presentation Webcast

Information for Eligible employees outside the U.S.

Form of Option Grant Agreement(U.S.)

Form of Option Grant Agreement(non-U.S.)

2005 Long-term incentive plan

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Make My Election

You have 29 days left to elect whether to keep your eligible Options or exchange some or all of them for New Options.

You elected to exchange SOME of your options.

Make/Change My Election

Print My Election confirmation

Need Help?

Contact the stock plan services group at 1-800-936-5340 in the U.S. & Canada or at 1-614-808-1620 from outside the U.S. & Canada or email

StockOptionExhangeprogram@cardinalhealth.com

Change your password

Welcome - Windows Internet Explorer

https://cardinalhealth.equitybenefits.com/WebSite/Screens/Welcome.aspx

CardinalHealth

Opens June 19th, 2009
Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: GENERIC USER   Home Logout

Welcome to the Cardinal Health, Inc. Stock Option Exchange Offer website.

Cardinal Health Inc., by an Offer to Exchange Certain Outstanding Stock Options for New Stock Options ("Offer to Exchange"), is offering Eligible Employees the opportunity to exchange Eligible Options for New Options covering a lesser number of Cardinal Health, Inc. common shares. The Offer will remain open until 11:59 p.m., Eastern Time, on July 17, 2009 (or, if we extend the Offer, a later date that we will specify).

The terms and conditions of the Offer are provided in the Offer to Exchange which is linked below under "Learn" and on the Election pages of this website. Capitalized words are defined in the Offer to Exchange. Before proceeding, you are encouraged to carefully read the Offer to Exchange document and the related documents by clicking on the links below. You should carefully read the program information provided to you in these website links, and you are encouraged to consult your own outside tax, financial and legal advisors before you make any decision whether to participate in the Offer. No one from Cardinal Health, Inc., Stock & Option Solutions, or any other entity is, or will be, authorized to provide advice, recommendations or additional information in this regard.

Learn

Click on any of the links below to learn more.

- Offer to Exchange
- Criteria for Eligible Options
- FAQs
- Employee Presentation Materials
- Employee Presentation Webcast
- Information for Eligible Employees outside the U.S.
- Form of Option Grant Agreement (U.S.)
- Form of Option Grant Agreement (non-U.S.)
- 2005 Long-Term Incentive Plan

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Make My Election

You have 29 days left to elect whether to keep your Eligible Options or exchange some or all of them for New Options.
You elected to exchange SOME of your options.

Make/Change My Election
Print My Election Confirmation

Need Help?

Contact the stock plan services group at 1-800-936-5340 in the U.S. & Canada or at 1-614-808-1620 from outside the U.S. & Canada or email StockOptionExchangeProgram@cardinalhealth.com

Change Your Password

Done   Internet   100%

ViewElect - Windows Internet Explorer

https://cardinalhealth.equitybenefits.com/WebSite/Screens/ViewElect.aspx

File Edit View Favorites Tools Help

ViewElect

CardinalHealth

Stock Option Exchange Program
Opens June 19th, 2009
Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: GENERIC USER   Home Logout

Make My Election (Step 1 of 4)

If you wish to participate in the Offer, you must submit your election prior to the expiration of the Offer at 11:59 p.m., Eastern Time, on July 17, 2009 (or, if we extend the Offer, a later date that we will specify).

Indicate your decision to tender your Eligible Options identified below for exchange for New Options by selecting the "Yes" choice in the Election column.

If you do not want to tender one or more of your Eligible Options for exchange, select the "No" choice in the Election column for those particular options.

If you do not select the "Yes" choice with respect to an Eligible Option, your election with respect to that option will default to "No". In that event, the Eligible Option will not be exchanged.

If you previously submitted an election to participate in the Offer, you may change or withdraw your election at any time prior to the expiration of the Offer. You may change or withdraw your election by selecting "Yes" or "No" in the Election column for each Eligible Option and following the procedures to submit your election. Your latest dated election that is received before the expiration of the Offer will supersede any previously dated election. It is your responsibility to make sure that your election is received before the expiration deadline.

You may not tender only a portion of an Eligible Option.

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer:

- Offer to Exchange
- Criteria for Eligible Options
- FAQs
- Employee Presentation Materials
- Employee Presentation Webcast
- Information for Eligible Employees outside the U.S.
- Form of Option Grant Agreement (U.S.)
- Form of Option Grant Agreement (non-U.S.)
- 2005 Long-Term Incentive Plan

Breakeven Calculator

Eligible Option					Exchange Ratio	New Option		Election
Grant ID	Type	Grant Date	Exercise Price	# of Shares Subject to Eligible Option		Type	# of Shares Subject to New Option	
015289	Non-Qualified	Nov-20-2000	$66.08	1,049	53.81	Non-Qualified	41	◉Yes ○No

Done   Internet   100%

ViewElect - Windows Internet Explorer

https://cardinalhealth.equitybenefits.com/WebSite/Screens/ViewElect.aspx

File Edit View Favorites Tools Help

ViewElect

not be exchanged.

If you previously submitted an election to participate in the Offer, you may change or withdraw your election at any time prior to the expiration of the Offer. You may change or withdraw your election by selecting "Yes" or "No" in the Election column for each Eligible Option and following the procedures to submit your election. Your latest dated election that is received before the expiration of the Offer will supersede any previously dated election. It is your responsibility to make sure that your election is received before the expiration deadline.

You may not tender only a portion of an Eligible Option.

- Information for Eligible Employees outside the U.S.
- Form of Option Grant Agreement (U.S.)
- Form of Option Grant Agreement (non-U.S.)
- 2005 Long-Term Incentive Plan

Breakeven Calculator

Eligible Option					Exchange Ratio	New Option		Election
Grant ID	Type	Grant Date	Exercise Price	# of Shares Subject to Eligible Option		Type	# of Shares Subject to New Option	
015289	Non-Qualified	Nov-20-2000	$66.08	1,049	53.81	Non-Qualified	41	(•) Yes ( ) No
E0017804	Non-Qualified	Nov-19-2001	$68.10	1,265	17.10	Non-Qualified	111	(•) Yes ( ) No
e0021660	Non-Qualified	Nov-18-2002	$67.90	1,609	8.81	Non-Qualified	232	(•) Yes ( ) No
E0033639	Non-Qualified	Nov-17-2003	$61.38	2,058	4.97	Non-Qualified	474	( ) Yes (•) No
0000000007603	Non-Qualified	Sep-02-2005	$58.88	5,623	5.97	Non-Qualified	1152	( ) Yes (•) No
0000000007890	Non-Qualified	Aug-15-2006	$66.34	3,772	6.45	Non-Qualified	708	(•) Yes ( ) No
0000000009951	Non-Qualified	Aug-15-2007	$67.26	2,638	5.38	Non-Qualified	571	( ) Yes (•) No

* Please note that Cardinal Health Inc. will not issue any fractional New Options. The amounts in the "# of Shares Subject to New Option" column have been rounded to the nearest whole share after applying the applicable exchange ratio on a grant-by-grant basis.

Click "Cancel" to clear your elections if you wish to start over again. Click "Review My Election" to continue to the next step in submitting your elections.

Cancel **Review My Election**

Need Help?

Contact the stock plan services group at 1-800-936-5340 in the U.S. & Canada or at 1-614-808-1620 from outside the U.S. & Canada or email StockOptionExchangeProgram@cardinalhealth.com

Done Internet 100%

Option Exchange

Breakeven Calculator

At what stock price does the value that could be realized upon exercise of my Eligible Option = the value that could be realized upon exercise of the New Option?

As discussed in the Offer to Exchange at “Part II: Risks of Participating in the Offer,” at higher share prices an Eligible Option could have a higher realizable value than a New Option granted in exchange for that Eligible Option, meaning that in certain cases you could have a greater pre-tax profit if you retained the Eligible Option, exercised it and immediately sold the shares, than if you exchanged it for a New Option, exercised the New Option and sold the shares. The share price at which an Eligible Option becomes more valuable than a New Option depends upon a number of factors, including the exercise price of the Eligible Option and the New Option and the applicable exchange ratio. The New options will be granted promptly following expiration of the Offer and will have an exercise price equal to the closing price of our common shares as reported by the NYSE on the grant date for the New Options. We cannot predict the exercise price per share of the New Options. Note that New Options will be subject to a one-year vesting period and therefore may not be exercisable at the time when an Eligible Option would be exercisable.

Step 1: Select Eligible Grant ID E0033639

Exercise Price of Eligible Option 61.38

Number of Shares in Eligible Option 2058

Step 2: Enter Hypothetical Exercise Price of New Option This is your estimate of the CAH closing market stock price on the grant date of New Option 44

Press to Calculate Breakeven Calculate

Exchange Ratio based on Eligible Grant ID Selected in Step 1 4.97

New Option Shares 474

Breakeven 65.76

what is the value that could be realized upon exercise of my eligible option and new option at other share prices?

Step 3: Enter Hypothetical Share Price to Calculate Values 62

Exercise Price of Eligible Option

61.38

Number of Shares in Eligible Option

2058

Step 2: Enter Hypothetical Exercise Price of New Option This is your estimate of the CAH closing market stock price on the great date of New Option

44

Press to Calculate Breakeven

Calculate

Exchange Ratio based on Eligible Grant ID selected in Step 1

4.97

New Option Shares

474

Breakeven

65.76

What is the value that could be realized upon exercise of my eligible option and new option at other share prices?

Step 3: Enter Hypothetical Share Price to Calculate Values

62

Press to Calculate Values

Calculate

Value of Eligible Option Shares at Price Entered in Step 3 *

$1,275.96

Value of New Option Shares at Price Entered in Step 3 and Assuming the New Option Exercise Price Entered in Step 2 *

$8,532.00

* If the calculated result is less than zero, zero will be displayed.

Reset

Important Legal Notification: The Breakeven Calculator is not a financial or tax planning tool and is not a recommendation as to whether or not to participate in the offer. The simulations are hypothetical and do not reflect your personal tax or financial circumstances. You should consult your tax, financial and legal advisors for the details on your specific situation. Additionally, in the Breakeven Calculator, Cardinal Health, Inc. makes no forecast or projection regarding the exercise price of New Options that will be granted in the Offer or as to the future market price of Cardinal Health, Inc. common shares, which may increase or decrease. You are responsible for verifying the accuracy of any information that you enter into the Breakeven calculator.

Election Review

Confirmation - Windows Internet Explorer
https://cardinalhealth.equitybenefits.com/WebSite/Screens/Confirmation.aspx?Type=
File Edit View Favorites Tools Help
Confirmation

CardinalHealth

Stock Option Exchange Program
Opens June 19th, 2009
Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: GENERIC USER — Home Logout

Make My Elections (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Eligible Option					Exchange Ratio	New Option		Election
Grant ID	Type	Grant Date	Exercise Price	# of Shares Subject to Eligible Option		Type	# of Shares Subject to New Option	
015289	Non-Qualified	Nov-20-2000	$66.08	1,049	53.81	Non-Qualified	41	(•) Yes ( ) No
E0017804	Non-Qualified	Nov-19-2001	$68.10	1,265	17.10	Non-Qualified	111	(•) Yes ( ) No
e0021660	Non-Qualified	Nov-18-2002	$67.90	1,609	8.81	Non-Qualified	232	(•) Yes ( ) No
E0033639	Non-Qualified	Nov-17-2003	$61.38	2,058	4.97	Non-Qualified	474	( ) Yes (•) No
0000000007603	Non-Qualified	Sep-02-2005	$58.88	5,623	5.97	Non-Qualified	1152	( ) Yes (•) No
0000000007890	Non-Qualified	Aug-15-2006	$66.34	3,772	6.45	Non-Qualified	708	(•) Yes ( ) No
0000000009951	Non-Qualified	Aug-15-2007	$67.26	2,638	5.38	Non-Qualified	571	( ) Yes (•) No

* Please note that Cardinal health, Inc. will not issue any fractional New Options. The amounts in the "# of Shares Subject to New Option" column have been rounded to the nearest whole share after applying the applicable exchange ratio on a grant-by-grant basis.

If you previously elected to participate in the Offer, you may change or withdraw your election to participate at any time prior to the expiration of the Offer at 11:59 p.m., Eastern Time, on July 17, 2009 (or, if we extend the Offer, a later date that we will specify). Your latest dated election that is received before the expiration of the Offer will supersede any previously dated election. It is your responsibility to make sure that your election is received before the expiration deadline.

You must submit your election prior to the expiration of the Offer if you wish to participate in the Offer. Even if you submit your elections now, you may change or withdraw your election to participate at any time prior to the expiration of the Offer. Your latest dated election that is received before the expiration of the Offer will supersede any previously dated election.

Click "Cancel" if you do not wish to make the elections indicated above and if you wish to start over again on the initial elections screen. Click "Continue" if the information indicated in the table above reflects the elections that you wish to make. You will have the opportunity to review this information again before submitting your elections.

Done Internet 100%

Confirmation - Windows Internet Explorer
https://cardinalhealth.equitybenefits.com/WebSite/Screens/Confirmation.aspx?Type=
File Edit View Favorites Tools Help
Confirmation

Make My Elections (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Eligible Option					Exchange Ratio	New Option		Election
Grant ID	Type	Grant Date	Exercise Price	# of Shares Subject to Eligible Option		Type	# of Shares Subject to New Option	
015289	Non-Qualified	Nov-20-2000	$66.08	1,049	53.81	Non-Qualified	41	◉ Yes ○ No
E0017804	Non-Qualified	Nov-19-2001	$68.10	1,265	17.10	Non-Qualified	111	◉ Yes ○ No
e0021660	Non-Qualified	Nov-18-2002	$67.90	1,609	8.81	Non-Qualified	232	◉ Yes ○ No
E0033639	Non-Qualified	Nov-17-2003	$61.38	2,058	4.97	Non-Qualified	474	○ Yes ◉ No
0000000007603	Non-Qualified	Sep-02-2005	$58.88	5,623	5.97	Non-Qualified	1152	○ Yes ◉ No
0000000007890	Non-Qualified	Aug-15-2006	$66.34	3,772	6.45	Non-Qualified	708	◉ Yes ○ No
0000000009951	Non-Qualified	Aug-15-2007	$67.26	2,638	5.38	Non-Qualified	571	○ Yes ◉ No

* Please note that Cardinal health, Inc. will not issue any fractional New Options. The amounts in the "# of Shares Subject to New Option" column have been rounded to the nearest whole share after applying the applicable exchange ratio on a grant-by-grant basis.

If you previously elected to participate in the Offer, you may change or withdraw your election to participate at any time prior to the expiration of the Offer at 11:59 p.m., Eastern Time, on July 17, 2009 (or, if we extend the Offer, a later date that we will specify). Your latest dated election that is received before the expiration of the Offer will supersede any previously dated election. It is your responsibility to make sure that your election is received before the expiration deadline.

You must submit your election prior to the expiration of the Offer if you wish to participate in the Offer. Even if you submit your elections now, you may change or withdraw your election to participate at any time prior to the expiration of the Offer. Your latest dated election that is received before the expiration of the Offer will supersede any previously dated election.

Click "Cancel" if you do not wish to make the elections indicated above and if you wish to start over again on the initial elections screen. Click "Continue" if the information indicated in the table above reflects the elections that you wish to make. You will have the opportunity to review this information again before submitting your elections.

Cancel **Continue**

Need Help?

Contact the stock plan services group at 1-800-936-5340 in the U.S. & Canada or at 1-614-808-1620 from outside the U.S. & Canada or email StockOptionExchangeProgram@cardinalhealth.com

Done Internet 100%

CardinalHealth

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: GENERIC USER

Home Logout

Submit Elections (Step 3 of 4)

By electing “I Agree” you are submitting the Eligible Options indicated on the previous screen for exchange in the Offer and are agreeing and confirming the following:

By clicking “I Agree,” I acknowledge and agree to the following:

I have received and reviewed the Offer to Exchange Certain Outstanding Stock Options for New Stock Options (the “Offer to Exchange”) dated June 19, 2009 and the form of nonqualified stock option agreement applicable to me (the “Agreement”). I have read carefully, understand and agree to be bound by all the terms and conditions of the Offer as described in the offer to Exchange and the Agreement, including the sections regarding the tax aspects and tax withholding consequences of participating in the Offer. Capitalized terms not defined herein have the meaning set forth in the offer to Exchange.

I understand that my latest dated election received before expiration of the Offer will constitute a binding agreement between Cardinal Health, Inc. (“Cardinal Health”) and me with respect to my Eligible Options that are accepted for cancellation and exchange by Cardinal Health.

By submitting this election, I elect to exchange or not exchange the Eligible Options indicated. By electing to exchange Eligible Options, I agree that any Eligible Options that I validly elect to exchange, if accepted for cancellation and exchange, will be cancelled and I will lose all my rights to purchase any shares under the exchanged Eligible Options. By electing to exchange my Eligible Options. I also agree that if my election is accepted my

Print I Disagree I Agree

CARDINAL HEALTH DOES NOT VIEW THE CERTIFICATION MADE BY OPTION HOLDERS THAT THEY HAVE READ THE OFFERING MATERIALS AS A WAIVER OF LIABILITY AND PROMISES NOT TO ASSERT THAT THE PROVISION CONSTITUTES A WAIVER OF LIABILITY.

Email Address: GENERIC.USER@CARDINALHEALTH.COM

Employee ID: 343685

An e-mail will be sent to the e-mail address above confirming your election after you select the “I Agree” button.

Need Help?

Done

Welcome: GENERIC USER Home Logout

Submit Elections (Step 3 of 4)

By electing “I Agree” you are submitting the Eligible Options indicated on the previous screen for exchange in the Offer and are agreeing and confirming the following:

By clicking “I Agree,” I acknowledge and agree to the following:

I have received and reviewed the Offer to Exchange Certain Outstanding Stock Options for New Stock Options (the “Offer to Exchange”) dated June 19, 2009 and the form of nonqualified stock option agreement applicable to me (the “Agreement”). I have read carefully, understand and agree to be bound by all the terms and conditions of the Offer as described in the Offer to Exchange and the Agreement, including the sections regarding the tax aspects and tax withholding consequences of participating in the Offer. Capitalized terms not defined herein have the meaning set forth in the Offer to Exchange.

I understand that my latest dated election received before expiration of the Offer will constitute a binding agreement between Cardinal Health, Inc. (“Cardinal Health”) and me with respect to my Eligible Options that are accepted for cancellation and exchange by Cardinal Health.

By submitting this election, I elect to exchange or not exchange the Eligible Options indicated. By electing to exchange Eligible Options, I agree that any Eligible Options that I validly elect to exchange, if accepted for cancellation and exchange, will be cancelled and I will lose all my rights to purchase any shares under the exchanged Eligible Options. By electing to exchange my Eligible Options. I also agree that if my election is accepted my

Print I Disagree I Agree

CARDINAL HEALTH DOES NOT VIEW THE CERTIFICATION MADE BY OPTION HOLDERS THAT THEY HAVE READ THE OFFERING MATERIALS AS A WAIVER OF LIABILITY AND PROMISES NOT TO ASSERT THAT THE PROVISION CONSTITUTES A WAIVER OF LIABILITY.

Email Address: GENERIC.USER@CARDINALHEALTH.COM

Employee ID: 343685

An e-mail will be sent to the e-mail address above confirming your election after you select the “I Agree” button.

Need Help?

Contact the stock plan services group at (1-800-936-5340 in the U.S. & Canada or at 1-614-808-1620 from outside the U.S. & Canada or email StockOptionExchangeProgram@Cardinalhealth.com

Agreement Text Printable:

Print Close

By clicking “I Agree,” I acknowledge and agree to the following:

I have received and reviewed the Offer to Exchange Certain Outstanding Stock Options for New Stock Options (the “Offer to Exchange”) dated June 19, 2009 and the form of nonqualified stock option agreement applicable to me (the “Agreement”). I have read carefully, understand and agree to be bound by all the terms and conditions of the Offer as described in the Offer to Exchange and the Agreement, including the sections regarding the tax aspects and tax withholding consequences of participating in the Offer. Capitalized terms not defined herein have the meaning set forth in the Offer to Exchange.

I understand that my latest dated election received before expiration of the Offer will constitute a binding agreement between Cardinal Health, Inc. (“Cardinal Health”) and me with respect to my Eligible Options that are accepted for cancellation and exchange by Cardinal Health.

By submitting this election, I elect to exchange or not exchange the Eligible Options indicated. By electing to exchange Eligible Options, I agree that any Eligible Options that I validly elect to exchange, if accepted for cancellation and exchange, will be cancelled and I will lose all my rights to purchase any shares under the exchanged Eligible Options. By electing to exchange my Eligible Options, I also agree that if my election is accepted, my election also constitutes my acceptance of New Options granted in exchange therefor and my agreement to the terms and conditions set forth in the Agreement. If I have previously submitted an election to exchange some or all of my Eligible Options and wish to withdraw one or more of my tendered options from the Offer and/or change my election to tender Eligible Options, by submitting this election, I elect to exchange or not exchange the Eligible Options indicated.

I understand that I am not required to tender my Eligible Options for exchange, and participation in the Offer is completely voluntary. If I elect to participate in the Offer, I may elect to tender any or all my Eligible Options on a grant-by-grant basis. If I do not wish to participate in the Offer, no action is required on my part.

I understand that, if I do not elect to exchange some or all of my Eligible Options, I will not receive any New Options in exchange for such Eligible Option(s), and will continue to hold, the Eligible Options that I do not elect to exchange, which will continue to be governed by the terms and conditions of the applicable existing stock option agreement(s) between Cardinal Health

I understand that, if I do not elect to exchange some or all of my Eligible Options, I will not receive any New Options in exchange for such Eligible Option(s), and will continue to hold, the Eligible Options that I do not elect to exchange, which will continue to be governed by the terms and conditions of the applicable existing stock option agreement(s) between Cardinal Health and me.

Cardinal Health has advised me to consult with my own legal, accounting and tax advisors as to the consequences of participating or not participating in this Offer before making any decision whether to participate.

I understand that participation in the Offer will not be construed as a right to my continued employment or service with Cardinal Health or any of its affiliates for any period, and that my employment or service can be terminated at any time by me or Cardinal Health (or one of Cardinal Health’s affiliates, as applicable), with or without cause or notice unless otherwise required by applicable law, in accordance with the terms of my employment with Cardinal Health or any of its affiliates, and without additional severance payments except as otherwise required by law or contract. I understand that participation in the Offer will not alter or affect any provisions of my employment relationship with Cardinal Health or any of its affiliates (other than to the extent that New Options replace Eligible Options). I understand that the New Options to be granted in the Offer do not create any contractual or other right to receive any other future equity or cash compensation, payments or benefits.

I understand that my right to participate in the Offer will terminate effective as of the date that I am no longer employed with Cardinal Health or an affiliate, as determined by Cardinal Health for purposes of the Offer.

I understand that Cardinal Health, subject to applicable law, may extend or amend the Offer and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. I understand that Cardinal Health may terminate the Offer if any of the conditions specified in Section III.9 of the Offer to Exchange occurs. In such event, I understand that my Eligible Options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

I understand that by accepting the Offer, I explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, Cardinal Health and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing my my personal data as described in this document by and among, as applicable, Cardinal Health and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing my participation in the Offer and the LTIP.

I have been advised that Cardinal Health and its subsidiaries and affiliates may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, identification number, salary, nationality, job title, any shares of stock or directorships held in Cardinal Health, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing Cardinal Health’s stock and other employee benefit plans and this Offer (“Data”). I have been advised that Data may be transferred to UBS Financial Services Inc., Stock & Option Solutions, Inc. or such other stock plan service provider as may be selected by Cardinal Health in the future that is assisting in the implementation, administration and management of the Offer, that these recipients may be located in my country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than in my country. I have been advised that I may request a list with names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize Cardinal Health, UBS Financial Services Inc., Stock & Option Solutions, Inc. and any other possible recipients that my assist Cardinal Health (presently or in the future) with implementing, administering and managing the Offer to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in Cardinal Health’s stock and other employee benefit plans and this Offer. I have been advised that Data will be held only as long as is necessary to implement, administer and manage my participation in the stock and other employee benefit plans and this offer. I have been advised that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting my local human resources representative in writing. I have been advised that refusing or withdrawing my consent under this paragraph may affect my ability to participate in this Offer.

I understand that my elections and agreements will survive my death or incapacity and will be binding upon my heirs, personal representatives, successors and assigns.

Print Confirmation:

CardinalHealth

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome : GENERIC USER

Home

Logout

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

Eligible Option New Option

Grant ID Type Grant Date Exercise Price # of Shares Subject to eligible option Exchange Ratio type # of Shares Subject to new Option Election

015289 Non-Qualified Nov-20-2000 $66.08 1,049 53.81 Non-Qualified 41 Yes

E0017804 Non-Qualified Nov-19-2001 $68.10 1,265 17.10 Non-Qualified 111 Yes

e0021660 Non-Qualified Nov-18-2002 $67.90 1,609 8.81 Non-Qualified 232 Yes

E0033639 Non-Qualified Nov-17-2003 $61.38 2,058 4.97 Non-Qualified 474 No

0000000007603 Non-Qualified Sep-02-2005 $58.88 5,623 5.97 Non-Qualified 1152 No

0000000007890 Non-Qualified Aug-15-2006 $66.34 3,772 6.45 Non-Qualified 708 Yes

0000000009951 Non-Qualified Aug-15-2007 $67.26 2,638 5.38 Non-Qualified 571 No

PRINT A CONFIRMATION LOGOUT RETURN TO WELCOME PAGE

Printable Confirmation:

ConfirmReportHTML - Windows Internet Explorer

https://cardinalhealth.equitybenefits.com/WebSite/Screens/ConfirmReportHTML.aspx

Home

Cardinal Health Inc., Stock Option Exchange Program - Election Confirmation

Your election has been recorded as follows:

Name: GENERIC USER
Employee ID: 343685
Date of Election: 06/18/2009 05:34:15 PM EDT

Eligible Option					Exchange Ratio	New Option		Election
Grant ID	Type	Grant Date	Exercise Price	# of Shares Subject to Eligible Option		Type	# of Shares Subject to New Option	
015289	Non-Qualified	Nov-20-2000	$66.08	1,049	53.81	Non-Qualified	41	Yes
E0017804	Non-Qualified	Nov-19-2001	$68.10	1,265	17.10	Non-Qualified	111	Yes
e0021660	Non-Qualified	Nov-18-2002	$67.90	1,609	8.81	Non-Qualified	232	Yes
E0033639	Non-Qualified	Nov-17-2003	$61.38	2,058	4.97	Non-Qualified	474	No
0000000007603	Non-Qualified	Sep-02-2005	$58.88	5,623	5.97	Non-Qualified	1152	No
0000000007890	Non-Qualified	Aug-15-2006	$66.34	3,772	6.45	Non-Qualified	708	Yes
0000000009951	Non-Qualified	Aug-15-2007	$67.26	2,638	5.38	Non-Qualified	571	No

If you have submitted your election electronically, we strongly encourage you to print this page and keep it for your records.

Done

VBScript: Confirm Print

Have you printed the Confirmation Page?

If not, select "No" and then "Yes" on the next screen.

Then, print this page by either pressing CTRL+P on the keyboard or select the Print option from your browser"s File Menu.

Yes | No

VBScript: Confirm Print

We strongly recommend you Print a Confirmation before leaving this page.

To print this page press CTRL+P on the keyboard or select the Print Option from your browser"s File Menu.

If you want to stay at this page click Yes. If you want to continue with your action click No.

Yes | No

CardinalHealth

Stock Option Exchange Program

Opens June 19th, 2009

Expires July 17th, 2009 at 11:59 pm Eastern Time

Welcome: GENERIC USER Home Logout

Australia

Canada

Dominican Republic

Germany

Italy

Japan

Malaysia

Malta

Mexico

The Netherlands

Norway

Singapore

Spain

Sweden

Switzerland

Thailand

United Kingdom

2005 Long-Term Incentive plan

Form of Option Grant Agreement (non-U.S.)

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Participants in the offer to exchange who do not reside in the united states may be subject to different tax treatment and other special terms and conditions than participants who work and reside in the united states. They may also be subject to terms with respect to their new options that differ from those terms that currently apply to their eligible options.

Before tendering your eligible options in the offer, please click on the applicable country listed on the left side of this page for information that will be relevant to you if you elect to participate in the offer.

Your new options will be granted pursuant to a special award agreement for international grantees that may be modified as described on the applicable country link to comply with the local laws of your country if you elect to participate in the offer and your election is accepted by cardinal health. Click on “form of option grant agreement (non-u.s.)” on the left side of this page to view this special award agreement.

NOTE: The tax information provided is based on the law in effect in your country of residence as of June 19, 2009, is general in nature, and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of eligible employees. In addition, tax laws change frequently and, occasionally, on a retroactive basis. As a result, the information provided on this website may be out of date at the time the new options are granted, you exercise the new options, or you sell the shares acquired at exercise of the new options. You are urged to consult your own tax advisor as to the particular tax and other consequences of participation in the offer to you, including the effect of any changes in applicable laws and regulations.